UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2021

Skillsoft Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38960	83-4388331
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Innovative Way, Suite 201 Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

(603) 324-3000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Shares of Class A common stock, $0.0001 par value per share	SKIL	New York Stock Exchange

Warrants	SKIL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On July 2, 2021, the Audit Committee of the Board of Directors of Skillsoft Corp. (the “Company”) approved a resolution appointing Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending January 31, 2022, as well as for the transition period between January 1, 2021 and January 31, 2021 (given that the Company has changed its fiscal year to the period commencing on February 1 of each calendar year and ending on January 31 of the following calendar year) replacing Marcum LLP (“Marcum”), which is dismissed from its role as the independent registered public accounting firm for Churchill Capital Corp II (“Churchill”). Churchill, now known as Skillsoft Corp., was the predecessor special purpose acquisition company prior to the merger with Software Luxembourg Holding S.A.

Marcum’s reports on the Churchill financial statements for the period from April 11, 2019 (inception) through December 31, 2019 and for the fiscal year ended December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, at no point during the period from April 11, 2019 (inception) through December 31, 2019 and for the fiscal year ended December 31, 2020 and the subsequent interim period through the date of this Current Report on Form 8-K were there any disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports.

The Company has provided Marcum with a copy of the foregoing disclosure and has requested that Marcum furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of Marcum’s letter to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

During the period from April 11, 2019 (inception) through December 31, 2019 and for the fiscal year ended December 31, 2020 and the subsequent interim period through the date of this Current Report on Form 8-K, the Company did not consult with EY regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

The list of exhibits is set forth on the Exhibit Index of this Current Report on Form 8-K and is incorporated herein by reference.

Exhibit Number	Description
16.1	Letter from Marcum LLP to the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 6, 2021

SKILLSOFT CORP.

By:	/s/ Ryan Murray
Ryan Murray
Chief Accounting Officer and Interim Chief Financial Officer